UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 10, 2005

FRONTIER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington                                               000-15540                                                  91-1223535

(State or other jurisdiction                                (Commission                                          (IRS employer

of incorporation)                                               File Number)                                        identification No.)

332 SW Everett Mall Way, Everett, Washington  98204

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code:  (425) 514-0700

__________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

                  On November 10, 2005, Frontier Bank, a wholly owned subsidiary of this Corporation, received approval from the Federal Reserve System to withdraw its membership.  Accordingly, Frontier Bank is now a state nonmember bank.

Exhibit No.          Description

   None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 2005

                                                                                                           FRONTIER FINANCIAL CORPORATION

                                                                                                                                    By:     /s/ Michael J. Clementz

                                                                                                                                                   Michael J. Clementz

                                                                                                                             Its:                 President & CEO